SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 25, 1997

                          FREEDOM TAX CREDIT PLUS L.P.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or other Jurisdiction of Incorporation)


        0-24652                                           13-3533987
(Commission File Number)                    (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report


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Item 1.  Changes in Control of Registrant

      On November 25, 1997, affiliates of Related Freedom Associates L.P. ("RFA") and Freedom GP Inc. ("FGP"), general partners of Freedom Tax Credit Plus L.P. (the "Partnership") executed a Purchase Agreement (the "Purchase Agreement") pursuant to which FGP agreed to sell and an affiliate of RFA agreed to purchase 100% of the stock of FGP (the "Transfer"). The Purchase Agreement also reflected the transfer of 100% of the stock from affiliates of FGP to affiliates of RFA in four additional partnerships that affiliates of FGP and RFA are general partners as well as the transfer of general partner interest in three partnerships that affiliates of FGP and RFA are general partners (the "Additional Partnerships"). Pursuant to the Amended and Restated Partnership Agreement (the "Partnership Agreement"), the consent of the Limited Partners of the Partnership was not required to approve the Transfer. In addition to the Transfer, RFA acquired FGP's general partner interest in Freedom SLP, L.P., the Special Limited Partner of the Partnership.

      The terms of the Transfer in the Purchase Agreement allowed for the Partnership to pay FGP the accrued asset management fees from both the Partnership and the Additional Partnerships in the aggregate amount of $922,789. A payment from affiliates of RFA was made to affiliates of FGP in the aggregate amount of $1,002,788 with respect to both the Partnership and the Additional Partnership.

      Additional terms of the Transfer are further described in the Purchase Agreement which is attached as an exhibit to this Form 8-K.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


(a).     Financial Statements

         Not Applicable

(b).     Pro Forma Financial Information

         Not Applicable

(c).     Exhibits
         99.1 Purchase Agreement among Related Capital Company and LB I Group, Inc., DA Holdings, Inc., Advantaged Housing Associates Inc., and Liberty GP, Inc. dated as of October 22, 1997 and executed on November 25, 1997.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Freedom Tax Credit Plus L.P.
                                   (Registrant)

                                   By: Related Freedom Associates  L.P.,
                                       a General Partner

                                   By: Related Freedom Associates Inc.,
                                       a General Partner

                                   BY: /s/ Stuart J. Boesky
                                       --------------------
                                       Stuart J. Boesky
                                       Vice President
         December 5, 1997


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